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                         TD WATERHOUSE VARIABLE ANNUITY
                               SEPARATE ACCOUNT A
                       FIRST FORTIS LIFE INSURANCE COMPANY


                     SUPPLEMENT DATED OCTOBER 15, 2004 TO THE
                          PROSPECTUS DATED MAY 3, 2004

Effective October 15, 2004, INVESCO VIF - Core Equity Fund changed its name to AIM V.I. Core Stock Fund. All references to INVESCO VIF - Core Equity Fund are deleted and replaced with AIM V.I. Core Stock Fund.

Effective October 15, 2004, INVESCO VIF - Health Sciences Fund changed its name to AIM V.I. Health Sciences Fund. All references to INVESCO VIF - Health Sciences Fund are deleted and replaced with AIM V.I. Health Sciences Fund.

Effective October 15, 2004, INVESCO VIF - Technology Fund changed its name to AIM V.I. Technology Fund. All references to INVESCO VIF - Technology Fund are deleted and replaced with AIM V.I. Technology Fund.

The following replaces in its entirety the information appearing in the sixth paragraph under the section entitled "The Funds" in the prospectus:

   AIM V.I. Core Stock Fund, AIM V.I. Health Science Fund and AIM V.I. Technology Fund are investment portfolios of AIM Variable Insurance Funds, which is a registered open-ended, series, management investment company.
   A I M Advisors, Inc. serves as the investment adviser to these Funds. INVESCO Institutional (N.A.), Inc. serves as the sub-adviser to AIM V.I. Core Stock Fund.

Pioneer Investment Management, Inc. has replaced Safeco Asset Management Company as the Fund manager for Safeco Core Equity Portfolio and Safeco Growth Opportunities Portfolio.





 THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.

HV- 4960